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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported):   July 3, 1996



                               GT BICYCLES, INC.
                               -----------------
           (Exact name of the registrant as specified in its charter)



              Delaware                    0-26742             04-3210830
              --------                    -------             ----------
  (State or other jurisdiction of       (Commission        (I.R.S. Employer
  incorporation or organization)        File Number)       Identification No.)



            3100 West Segerstrom Avenue, Santa Ana, California 92704
            --------------------------------------------------------
                    (Address of principal executive offices)



                                 (714) 513-7100
                                 --------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


                               Page 1 of 63 Pages
                         Exhibit Index Begins on Page 4



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Item 2.    Acquisition or Disposition of Assets

On July 3, 1996, GT Bicycles, Inc. (the "Company") purchased all share capital of Caratti Sport Limited ("Caratti"), pursuant to an Agreement for the sale and purchase of the whole of the issued share capital of Caratti Sport Limited and in consideration of (Pound Symbol)8,300,000 (approximately U.S.$12,968,750).
In addition, the Company agreed to pay a contingent amount of up to an additional aggregate amount of (Pound Symbol)700,000 (approximately U.S.$1,093,750) based on after tax profits, average gross profit margins and inventory levels from Caratti's October 31, 1996 year end financial statements. Caratti is involved in the business of distributing wholesale and retail bicycles, parts and accessories. The purchase price was determined pursuant to arms-length negotiations between the parties. The purchase of Caratti by the Company was funded through a $14,000,000 overadvance credit added to the Company's existing line of credit. The overadvance credit will expire on August 2, 1996 at which time the Company expects to roll the borrowings over
into a term loan with the Company's primary lender.   The Company intends to
continue substantially the same use of the assets acquired from Caratti.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

           The historical audited financial statements of Caratti required to be filed under this Item are not currently available and, accordingly, are not included herein. By an amendment to this Report to be filed as soon as practicable, the Company plans to submit such financial statements.

           (B)  PRO FORMA FINANCIAL INFORMATION

           The pro forma financial information required to be filed under this
           Item is not currently available and, accordingly is not included herein. By an amendment to the Report to be filed as soon as practicable, the Company plans to submit such pro forma information.

           (C)  EXHIBITS

                            Exhibit Number
                            --------------

                            2.1           Agreement for the sale
                                          and purchase of the whole of
                                          the issued share capital of
                                          Caratti Sport Limited, dated
                                          July 3, 1996, between the
                                          Company and Mark Brinley Aldo
                                          Edwards, Sarah Edwards and
                                          Philip Brinley Antonio
                                          Edwards.





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                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            GT BICYCLES,  INC.


Date:    July 15, 1996                      By:   /s/ Michael C. Haynes
                                                -----------------------
                                                Michael C. Haynes
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer and
                                                Duly Authorized Officer)





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                                 EXHIBIT INDEX


                                                                                                  Sequentially Numbered
                 Exhibit Number                                                                           Page
                 --------------                                                                           ----
                 2.1                       Agreement for the sale and purchase of the whole of
                                           the issued share capital of Caratti Sport Limited,
                                           dated July 3, 1996, between the Company and Mark
                                           Brinley Aldo Edwards, Sarah Edwards and Philip
                                           Brinley Antonio Edwards.
                                                                                                            5





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